                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                      EXCHANGE OF SHARES OF COMMON STOCK

                                      OF

                            BANNER AEROSPACE, INC.

                      FOR SHARES OF CLASS A COMMON STOCK

                                      OF

                           THE FAIRCHILD CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined herein) of Banner Aerospace, Inc., a Delaware corporation ("Banner"), made pursuant to the Prospectus, dated May 11, 1998 (the "Prospectus"), by holders whose stock certificate(s) representing shares of Common Stock, par value $1.00 per share ("Banner Shares"), of Banner are not immediately available or who cannot deliver the certificate(s) and all other required documents to Chase Mellon Shareholder Services, L.L.C. (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedure for book-entry transfer on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or transmitted by mail, facsimile transmission or overnight courier to the Exchange Agent. See "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                   CHASE MELLON SHAREHOLDER SERVICES, L.L.C.
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

     BY MAIL:               BY FACSIMILE                 BY HAND:                     OVERNIGHT COURIER:
  Post Office Box           TRANSMISSION:            120 Broadway, 13th Floor         85 Challenger Road
       3301                (201) 329-8936             New York, NY 10271              Mail Drop Reorganization
 South Hackensack,         CONFIRMATION OF            Attn: Reorganization            Ridgefield Park, NJ  07660
     NJ 07606                 FACSIMILE                   Department                  Attn: Reorganization Department
       Attn:             TRANSMISSION ONLY:
  Reorganization           (201) 296-4860
    Department
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  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO
A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the Instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

  Upon the terms and subject to the conditions set forth in the Prospectus, dated May 11, 1998 (the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), the receipt of which is hereby acknowledged, the undersigned hereby tenders to Banner Aerospace, Inc., a Delaware corporation ("Banner"), the number of shares of Common Stock, par value $1.00 per share ("Banner Shares"), of Banner set forth below, pursuant to the guaranteed delivery procedure set forth in the section entitled "The Exchange Offer--Guaranteed Delivery Procedure" in the Prospectus.

                            (PLEASE TYPE OR PRINT)

Signature(s): _________________________________________________________________

_______________________________________________________________________________

Name(s) of
Record Holder(s): _____________________________________________________________

_______________________________________________________________________________

Address(es): __________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                                                     (Zip Code)

Area Code and Tel. No(s).:

_______________________________________________________________________________

Dated: ________________________________________________________________________

Number of Banner Shares Tendered:

_______________________________________________________________________________

Certificate No(s). (if available):

_______________________________________________________________________________
_______________________________________________________________________________

Total Number of Shares Represented by Banner Shares Certificate(s):

_______________________________________________________________________________

IF BANNER SHARES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, CHECK BOX AND PROVIDE ACCOUNT NUMBER

[_] The Depository Trust Company

Account Number: _______________________________________________________________

                                   GUARANTEE
                   (Not To Be Used For Signature Guarantees)

  The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (i) guarantees that either the certificates representing Banner Shares tendered hereby in proper form for transfer (or a confirmation of a book-entry of such Banner Shares into the Exchange Agent's account at The Depository Trust Company together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees, or an Agent's Message (as defined in the Prospectus) in connection with a book-entry transfer of shares, and any other documents required by the Letter of Transmittal will be received by the Exchange Agent at one of its addresses set forth above, within three New York Stock Exchange, Inc. trading days after the date hereof, (ii) represents that the holder on whose behalf this tender is being made owns Banner Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), and (iii) represents that the tender of Banner Shares complies with Rule 14e-4.

Name of Firm __________________________________________________________________

Address _______________________________________________________________________

_______________________________________________________________________________
                                  (Zip Code)

Area Code and Tel. No. ________________________________________________________
_______________________________________________________________________________
                             Authorized Signature

Title _________________________________________________________________________

Name: _________________________________________________________________________
                            (Please Type or Print)

Dated: ________________________________________________________________________

  NOTE: DO NOT SEND CERTIFICATES FOR BANNER SHARES WITH THIS NOTICE. STOCK CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.